EXHIBIT 10.4

JOINDER AND AMENDMENT NO. 4 TO A&R SERIES 2020-SPIADVF1 INDENTURE SUPPLEMENT

This Joinder and Amendment No. 4 to the A&R Series 2020-SPIADVF1 Indenture Supplement is dated as of July 25, 2024 (this “Joinder and Amendment”), by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”), and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC LOAN SERVICES, LLC (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as an Administrative Agent (the “Atlas Administrative Agent”), GOLDMAN SACHS BANK USA (“Goldman”), as an Administrative Agent (the “GS Administrative Agent”), NOMURA CORPORATE FUNDING AMERICAS, LLC, (“Nomura”), as an Administrative Agent (the “Nomura Administrative Agent”) and MIZUHO BANK, LTD., (“Mizuho”), as an Administrative Agent (the “Mizuho Administrative Agent”) for the benefit of the applicable Repo Buyers (as defined below), and is consented to by ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P. (“Atlas”), Goldman and Nomura (each a “Repo Buyer” and together, the “Repo Buyers”), the buyers of 100% of the Series 2020-SPIADVF1 Notes.

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Atlas Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated as of February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, Amendment No. 2, dated as of August 4, 2023, and Amendment No. 3, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator, the GS Administrative Agent, the Nomura Administrative Agent and the Atlas Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the GS Administrative Agent (in its capacity as GS Administrative Agent and a Noteholder), the Atlas Administrative Agent (in its capacity as Atlas Administrative Agent and a Noteholder) and Nomura Administrative Agent (in its capacity as Nomura Administrative Agent and a Noteholder) have agreed, subject to the terms and conditions of this Joinder and Amendment, that the Series 2020-SPIADVF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Atlas Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Atlas Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Joinder and Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Atlas Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Atlas Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Series 2020-SPIADVF1 Notes (the “Series 2020-SPIADVF1 Notes”), were issued to PLS pursuant to the terms of the Series 2020-SPIADVF1 Indenture Supplement, and were purchased by (i) Atlas under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Atlas Administrative Agent, Atlas, as a Repo Buyer, and PLS, as seller (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4 thereto, dated as of March 16, 2023, Amendment No. 5 thereto, dated as of June 27, 2023, Amendment No. 6, dated as of June 28, 2024, and Amendment No. 7, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), (ii) Goldman under the Amended and Restated Master Repurchase Agreement, dated as of December 20, 2023, by and among the GS Administrative Agent, Goldman, as Repo Buyer, PNMAC SPIA VFN Funding, LLC, as seller and PLS, as parent (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 GS Repurchase Agreement”) and (iii) Nomura under the Master Repurchase Agreement, dated as of August 4, 2023, by and among the Nomura Administrative Agent, Nomura, as Repo Buyer and PLS, as seller (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Nomura Repurchase Agreement” and together with the Series 2020-SPIADVF1 Repurchase Agreement and the Series 2020-SPIADVF1 GS Repurchase Agreement, the “Repurchase Agreements”), pursuant to which PLS or a wholly owned subsidiary sold all of rights, title and interest in the Series 2020-SPIADVF1 Notes to Atlas, Goldman and Nomura as Repo Buyers, and transferred the Series 2020-SPIADVF1 Notes to the Atlas Administrative Agent, the GS Administrative Agent and the Nomura Administrative Agent, as applicable, as “Noteholders” for the benefit of the applicable Repo Buyers;

WHEREAS, pursuant to the Series 2020-SPIADVF1 Indenture Supplement, with respect to the related Series 2020-SPIADVF1 Notes, any Action provided by the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Atlas, Goldman and Nomura, as buyers of the Series 2020-SPIADVF1 Notes under each related Repurchase Agreement, and therefore Atlas, Goldman and Nomura are collectively 100% of the VFN Noteholders of the Series 2020-SPIADVF1 Notes and therefore are the Series Required Noteholder of the Series 2020-SPIADVF1 Notes;

WHEREAS, pursuant to Section 10(a) of the Series 2020-SPIADVF1 Indenture Supplement, relating to this Joinder and Amendment, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, the GS Administrative Agent, the Nomura Administrative Agent and 100% of the Noteholders of the Series 2020-SPIADVF1 Notes, at any time and from time to time, may amend any of the provisions of the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, as of the date hereof, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency;

WHEREAS, pursuant to Section 19 of the Series 2020-SPIADVF1 Indenture Supplement any party that acquires a Series 2020-SPIADVF1 Note after February 7, 2023 shall execute a joinder to the Series 2020-SPIADVF1 Indenture Supplement in form and substance that is acceptable to the Administrator and Administrative Agents, whereupon such purchaser shall be deemed a Noteholder thereunder;

WHEREAS, Mizuho will be acquiring a Series 2020-SPIADVF1 Note;

WHEREAS, Mizuho Administrative Agent also desires to be an Administrative Agent under the Series 2020-SPIADVF1 Indenture Supplement;

NOW, THEREFORE, the Administrator, Atlas Administrative Agent, GS Administrative Agent and Nomura Administrative Agent hereby agree that the form of this Joinder and Amendment is acceptable and upon the execution hereof Mizuho Administrative Agent shall be deemed a Noteholder under the Series 2020-SPIADVF1 Indenture Supplement;

NOW, THEREFORE, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Issuer, Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, the GS Administrative Agent, the Nomura Administrative Agent and the Mizuho Administrative Agent, hereby agree as follows:

Section 1.     Amendments to the Series 2020-SPIADVF1 Indenture Supplement. The Series 2020-SPIADVF1 Indenture Supplement is amended as follows.

(a)            Section 1(a) of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by deleting in its entirety and replacing it with the following:

The parties hereto acknowledge and agree that the Series 2020-SPIADVF1 Note No. 7, the Series 2020-SPIADVF1 Note No. 8, each dated as of June 27, 2023, and Series 2020-SPIADVF1 Note No. 9, dated as of August 4, 2023, are (1) hereby updated to reflect a new Maximum VFN Principal Balance, in accordance with the definition thereof and (2) supplemented by the Series 2020-SPIADVF1 Note No. 10, to be dated as of the date hereof with an aggregate Maximum VFN Principal Balance of $2,000,000,000 and any Variable Funding Note issued after the date hereof pursuant to this Indenture Supplement to be known as “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2020-SPIADVF1 Notes” (collectively, the “Series 2020-SPIADVF1 Notes”). The Series 2020-SPIADVF1 Notes will have the same Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2020-SPIADVF1 Notes are rated and are subordinate to the ADV Notes and shall be subordinated to any other MBS Advance VFN issued under the Base Indenture, but shall not be subordinated to any other Series of Notes. The Series 2020-SPIADVF1 Notes are issued in one (1) Class of Variable Funding Notes (Class A-SPIADVF1) with the Maximum VFN Principal Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2020-SPIADVF1 Notes are secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2020-SPIADVF1 Notes and all other Series of Notes issued under the Base Indenture as described therein.

(b)            Section 2 of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by deleting the definitions of “Administrative Agent” and “Maximum VFN Principal Balance” in their entirety and replacing them with the following:

“Administrative Agent” means, (A) for so long as the Series 2020-SPIADVF1 Notes have not been paid in full: (i) with respect to the provisions of this Indenture Supplement, together, ASP, Goldman, Nomura and Mizuho, or an Affiliate or successor thereto; and (ii) with respect to the provisions of the Base Indenture, and notwithstanding the terms and provisions of any other Indenture Supplement, ASP, Goldman, Nomura, Mizuho and such other parties as set forth in any other Indenture Supplement, or a respective Affiliate or any respective successor thereto; provided, however, that with respect to any action required of the Administrative Agent under this Indenture Supplement or the Indenture that would relate uniquely to a particular Series 2020-SPIADVF1 Note (including, but not limited to Sections 4.3(b)-(d) of the Base Indenture, which involve determining whether a funding request with respect to such Note is supported by an Advance Verification Report, whether conditions precedent to funding have been satisfied, and whether to approve the requested funding amount), then such action or decision of the Administrative Agent of the Series 2020-SPIADVF1 Notes shall be exercised exclusively by the Administrative Agent for the applicable impacted Series 2020-SPIADVF1 Note. For the avoidance of doubt, reference to “it” or “its” with respect to the Administrative Agent in the Base Indenture and this Indenture Supplement shall mean “them” and “their,” and reference to the singular therein in relation to the Administrative Agent shall be construed as if plural.

“Maximum VFN Principal Balance” means, for (a) the Series 2020-SPIADVF1 Notes in the aggregate, $2,000,000,000, (b) the Series 2020-SPIADVF1 Note No. 7, $333,333,333.33, (c) the Series 2020-SPIADVF1 Note No. 8, $500,000,000.00 (d) for the Series 2020-SPIADVF1 Note No. 9, $583,333,333.33, and (e) for the Series 2020-SPIADVF1 Note No. 10, $$583,333,333.33, or, in each case, (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such other amount designated by the Administrator in accordance with the terms of the Base Indenture.

“Mizuho” means Mizuho Bank, Ltd., a banking corporation organized under the laws of Japan, as an Administrative Agent.

Section 2.     Joinder.

Pursuant to Section 19 of the Series 2020-SPIADVF1 Indenture Supplement, the parties hereto acknowledge that (i) Mizuho Administrative Agent shall be added as an Administrative Agent under the Series 2020-SPIADVF1 Indenture Supplement and (ii) Mizuho shall be deemed a Noteholder for all purposes under the Series 2020-SPIADVF1 Indenture Supplement.

Section 3.     Note Rating Agency. As of the date hereof and prior to the execution of this Joinder and Amendment, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency.

Section 4.     Reserved.

Section 5.     Conditions to Effectiveness of this Joinder and Amendment. This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto, (ii) the delivery of an Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement, (iii) the delivery of the Issuer Tax Opinion and the Authorization Opinion, and (iv) prior notice by Issuer to the Note Rating Agency pursuant to Section 12.2 of the Base Indenture. The execution of this Joinder and Amendment by the Company, the Atlas Administrative Agent, the GS Administrative Agent, the Nomura Administrative Agent and Atlas shall serve as notice to the Owner Trustee of their consent hereto, pursuant to Section 4.1 of the Trust Agreement.

Section 6.     Consent and Acknowledgment. By execution of this Joinder and Amendment, each of Atlas, Goldman and Nomura, in its capacity as a Repo Buyer, hereby consents to this Joinder and Amendment. The Repo Buyers certify that together they own 100% of the Series 2020-SPIADVF1 Notes. In addition, each Repo Buyer certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Joinder and Amendment on behalf of such Repo Buyer is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution of this Joinder and Amendment by such Administrative Agent as Noteholder on behalf of Repo Buyers should be considered an “Act” by such Noteholder pursuant to Section 1.5 of the Base Indenture and (v) it acknowledges and agrees that the amendments effected by this Joinder and Amendment shall become effective on the date hereof. The Repo Buyers hereby instruct the Indenture Trustee to execute this Joinder and Amendment, thereby waiving the requirement for delivery of the Officer’s Certificate pursuant to Sections 1.3 of the Base Indenture.

Section 7.     Authorization and Direction. The Indenture Trustee is hereby authorized and directed to execute (i) that certain Eleventh Amended and Restated Acknowledgment Agreement, dated as of July 25, 2024, among the Indenture Trustee, PLS and Ginnie Mae (the “Acknowledgment Agreement) and (ii) that certain Series 2020-SPIADVF1 Note No. 10, dated as of the date hereof, in the name of “Mizuho Bank, LTD., in its capacity as Administrative Agent on behalf of Mizuho Bank, LTD.”

Section 8.     Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agents and the Repo Buyers that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

Section 9.     Limited Effect. Except as expressly amended and modified by this Joinder and Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Joinder and Amendment.

Section 10.     No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Joinder and Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS (individually, or as Owner Trustee) but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, or as Owner Trustee, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Joinder and Amendment or any related document delivered pursuant hereto, (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities, fees, costs or expenses of the Issuer, or be liable for the performance, breach or failure of any duty, obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Joinder and Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer, and (f) WSFS shall have all the rights, privileges, indemnities and immunities as are set forth in the Trust Agreement.

Section 11.     Successors and Assigns. This Joinder and Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 12.     GOVERNING LAW. THIS JOINDER AND AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS JOINDER AND AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 13.     Counterparts. This Joinder and Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties agree that this Joinder and Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

Section 14.     Entire Agreement. The Indenture, as amended by this Joinder and Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 15.     Recitals. The recitals and statements contained in this Joinder and Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Joinder and Amendment (except as may be made with respect to the validity of its own obligations hereunder.) In entering into this Joinder and Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder and Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Vice President

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, as Calculation Agent, as Paying Agent, and as Securities Intermediary, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P., solely in its capacity as an Administrative Agent on behalf of Atlas Securitized Products Funding 2, L.P.

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, solely in its capacity as an Administrative Agent on behalf of Goldman Sachs Bank USA

By:	/s/ Jeff Hartwick
Name:	Jeff Hartwick
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, solely in its capacity as an Administrative Agent on behalf of Nomura Corporate Funding Americas, LLC

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

MIZUHO BANK, LTD., solely in its capacity as an Administrative Agent on behalf of Mizuho Bank, LTD.

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Repo Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

GOLDMAN SACHS BANK USA, as a Repo Buyer

By:	/s/ Jeff Hartwick
Name:	Jeff Hartwick
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as a Repo Buyer

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Joinder Amendment No. 4 to A&R Series 2020-SPIADVF1 Indenture Supplement]